STOCKJUNGLE.COM* COMMUNITY INTELLIGENCE FUND

                                   PROSPECTUS
                             DATED JANUARY 29, 2001
                            AS AMENDED JUNE 25, 2001


This Prospectus and the accompanying Statement of Additional Information describe the StockJungle.com Community Intelligence Fund (the "Fund"). The Fund is an investment portfolio of the Trust for Investment Managers, and is managed by StockJungle.com Advisors, Inc. (the "Adviser").

The Fund is designed and created primarily for investment by on-line investors. To keep costs to a minimum, we ask shareholders to accept all information about the Fund through access to the StockJungle.com website and electronic delivery. By investing in the Fund, shareholders consent to such delivery. However, the Fund will deliver paper-based documents upon request by shareholders and reserves the right to deliver paper-based documents at no cost to the investor.

StockJungle.com, Inc. provides investors and public visitors the ability to access information and features exclusively via its website, located at http://www.stockjungle.com. To provide investors a more complete and educational mutual fund investment experience, the Adviser intends to fully disclose all mutual fund holdings and activities, to the extent practical, on the StockJungle.com website. The Adviser reserves the right to alter this policy at any time.

* "StockJungle.com" is a trademark and the exclusive property of StockJungle.com, Inc., the parent to the Adviser. StockJungle.com, Inc. is an Internet-based company which offers a wide array of web-based services and information to visitors to the StockJungle.com website.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Risk/Return Summary.......................................................    3
Performance...............................................................    5
Fees and Expenses.........................................................    6
Investment Strategies.....................................................    7
Main Risks................................................................    8
Management................................................................    9
Shareholder Information...................................................   10
Pricing of Fund Shares....................................................   13
Dividends and Distributions...............................................   14
Tax Status................................................................   14
Shareholder Servicing Plan................................................   14
Financial Highlights......................................................   15
For More Information......................................................   16

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses the StockJungle.com website as the sole source of potential investments for the Fund. The website is a rated investment community maintained by the Adviser's parent company, StockJungle.com, Inc. Visitors manage virtual stock portfolios on the website, which the Adviser then researches and analyzes to determine companies for potential investment.

The Adviser analyzes potential investments using a "bottom-up" method (I.E., on a company-by-company basis rather than on analysis of broader factors related to the economy and the outlook for various industries). The Fund normally will be fully invested (subject to liquidity needs) in a diversified portfolio of equity securities of U.S. companies.

The Fund invests in companies with market capitalizations of at least $100 million at the time of purchase and favorable growth prospects. The Adviser selects portfolio securities for the Fund solely from a pool of equity investment opportunities which are (i) recommended to StockJungle.com, Inc. by visitors to its website, (ii) researched by the Adviser and analyzed to determine their potential for capital appreciation, and (iii) if deemed acceptable by the Adviser, selected for investment by the Fund.

PRINCIPAL INVESTMENT RISKS

RISK OF LOSS.  The loss of money is a risk of investing in the Fund.

MARKET RISK. The net asset value of the Fund fluctuates based on changes in the value of its underlying portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of equity securities in which the Fund invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Fund is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market.

Under any of these circumstances, the value of the Fund's shares and total return will fluctuate, and your investment may be worth more or less than your original cost when you redeem your shares.

TECHNOLOGY SECTOR RISK. The Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future. Market or economic factors impacting technology companies could have a major effect on the value of the Fund's investments. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition. In addition, technology stocks, especially those of smaller, less seasoned companies, tend to have high price/earning ratios and to be more volatile than the overall market.

INVESTMENTS IN SMALL AND MID-SIZE COMPANIES. Companies identified by the Adviser as relatively new leaders in smaller and less established industries may include issuers with small or mid-sized capital structures (generally a market capitalization of $5 billion or less). Consequently, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. Accordingly, if the value of the securities of small or mid-capitalization companies held in the Fund's portfolio decline, the Fund may be adversely affected and you could lose money on your investment.

INVESTMENTS IN NEW AND UNSEASONED COMPANIES. Companies which are relatively new and unseasoned and in their early stages of development may not be well known to the investing public or have significant institutional ownership. They may lack depth of management and may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, these companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Finally, new and unseasoned companies may have relatively small revenues and limited product lines, markets, or financial resources; their securities are often traded over-the-counter or on a regional exchange and may trade less frequently and in more limited volume than those of larger, more mature companies. When making larger sales, the Fund may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. As a result, the market prices of these securities may be more subject to volatile fluctuations than those of more mature issuers. Such fluctuations could have an adverse effect on the net asset value of the Fund and your investment.

RELIANCE ON COMMUNITY INTELLIGENCE. The effectiveness of the Fund's investment strategies is directly contingent upon widespread participation by visitors to the Community Site and the Adviser's ability to select investments from the pool recommended by visitors to the Community Site. There are no assurances that visitors to the Community Site will participate or that the Adviser will be able to select profitable investment opportunities from the pool recommended by visitors to the Community Site.

RISKS ASSOCIATED WITH WEBSITE. Since the Adviser intends to post updates of the Fund's holdings and completed trading activity in real time, to the extent practicable, there is a risk that certain investors may attempt to use such information to the detriment of the Fund. In addition, the Community Site may attract visitors seeking to use the website to influence the market price of a particular security. Widespread network failure of the Internet and/or the World Wide Web ("WWW") could result in delays or interruptions which could, in turn, delay or prevent persons from posting investment recommendations to be submitted to the Adviser for analysis and selection for investment by the Fund.

                                   PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund's total return for the last calendar year. The table shows the Fund's average return for the same period compared with a broad-based market index. This past performance will not necessarily continue in the future.

CALENDAR YEAR TOTAL RETURN

 2000
 ----
-1.69%

During the period shown in the bar chart, the Fund's highest quarterly return was 36.91% for the quarter ended March 31, 2000 and the lowest quarterly return was -28.10% for the quarter ended December 31, 2000.

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                               SINCE INCEPTION
                                                ONE YEAR     (NOVEMBER 17, 1999)
                                                --------     -------------------

Community Intelligence Fund                       -1.69%             9.59%
S&P 500 Index*                                   -10.11             -5.73

----------
* The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies.

                                FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases                          None
Redemption fee (as a percentage of amount redeemed)*                      1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee                                                            1.00%
12b-1 Fees                                                                None
Other Expenses                                                            4.61%
                                                                         -----
Total Annual Fund Operating Expenses                                      5.61%
Fee Reduction and/or Expense Reimbursement**                             (4.16%)
                                                                         -----
Net Expenses                                                              1.45%
                                                                         =====

----------
* The redemption fee applies only to those shares that you held for ninety days or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.
** The Adviser charged the predecessor of the Fund an all-inclusive 1.00% Management Fee and paid all of the expenses of the Fund (other than brokerage commissions and extraordinary costs). The Fund's current Investment Advisory Agreement, which became effective on November 7, 2000, requires the Adviser to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 1.45% for the term of the Agreement (currently through October 16, 2002).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     One Year ...................... $  148
                     Three Years ................... $1,302
                     Five Years .................... $2,443
                     Ten Years ..................... $5,234

                              INVESTMENT STRATEGIES

StockJungle.com, Inc., the Adviser's corporate parent, has established a website on the Internet at http://www.stockjungle.com. Visitors to the website (whether or not they are shareholders of the Fund) create screen names and actively manage virtual stock portfolios by submitting stock recommendations with explanations of the reasons for their stock picks. They can also view other stock picks and explanations. The website is a rated investment community in that the performance of visitors' virtual stock portfolios over time is measured using a quantitative process. StockJungle.com provides cash rewards to those visitors with the highest rated portfolios. The website also allows visitors to communicate with other visitors through a message board format.

StockJungle.com, Inc. provides access to visitor data to the Adviser for its use in considering possible investments by the Fund. The Adviser believes that a vast amount of knowledge and experience exists among the visitors to the StockJungle.com website, and that by using the website visitor data, the Adviser has a greater breadth of investment ideas for the Fund's portfolio. The Adviser analyzes the data presented using quantitative analysis (based on such factors as price-to-earnings ratio and earnings per share) in order to determine whether securities are consistent with the Fund's investment objective and strategy. The Adviser, in its sole discretion, determines whether and to what extent the stock of any company should be purchased or sold by the Fund.

The material investment strategies of the Fund are described below. Additional information regarding these investment strategies can be found in the Statement of Additional Information ("SAI").

The Fund invests, under normal conditions, at least 80% of its assets in a diversified portfolio of the common stocks and other equity securities of those U.S. companies that have market capitalizations of at least $100 million at the time of purchase. There is no upper limit on such market capitalizations, which may exceed $100 billion. These may include the securities of companies which are new and unseasoned, in which the Fund invests pursuant to an initial public offering or otherwise, where the Adviser believes that the opportunity for rapid growth is above average. The Fund currently invests a significant portion of its total assets in companies in various technology industries and may do so in the future.

The Adviser applies quantitative measures of value by screening certain financial indicators such as price-to-earnings ratio, return on equity, and cash flow using proprietary quantitative techniques. In assessing the strength of a company's competitive position, the Adviser considers publicly available information about such factors as technology leadership, market share, rights to patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The Adviser assesses companies' long-term growth prospects based on the qualitative analysis of the companies' business models.

The Adviser generally maintains its position in a company's stock without regard to day-to-day fluctuations in the market. However, the Adviser frequently re-evaluates portfolio holdings, as it deems necessary, and typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals (E.G., decreases in cash flow, change in management, publication of earnings warnings or poor performance relative to its industry peers).

Although it is not currently a principal aspect of the Fund's investment strategy, the Fund is also authorized with respect to 20% of its portfolio to make short sales of securities. In addition, for liquidity purposes or pending the purchase of investments in accordance with its policies, the Fund may, from time to time, invest a portion of the Fund's assets in U.S. Government securities, money market instruments or equity derivative instruments such as SPDR's, QQQ's or Diamonds. When the Fund is making such investments, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The frequency of the Fund's portfolio transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments and the Fund's portfolio turnover rate may be significantly higher than that of most other mutual funds. These transactions may also result in realization of taxable capital gains, much or all of which are short-term capital gains subject to federal and state taxation as ordinary income and not eligible for favored long-term capital gains tax treatment. Higher portfolio turnover rates resulting from actively trading portfolio securities will generally result in higher transaction costs, including brokerage commissions, and may adversely effect the Fund's performance. The Fund expects that its annual portfolio turnover rate may exceed 200%.

                                   MAIN RISKS

The material risks of investing in the Fund as described below are in addition to the principal risks described above. Additional information regarding these risks can be found in the SAI.

INVESTING IN MUTUAL FUNDS. All mutual funds carry risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no assurance exists that the Fund's investment objective will be achieved. In addition, you should be aware that the Adviser had no substantial experience in serving as an investment adviser to a mutual fund prior to serving as the Adviser to the Fund.

RELIANCE ON RECOMMENDATIONS. The effectiveness of the Fund's investment strategy depends on the ongoing participation by visitors to the Community Site and the submission of bona-fide potential investments for the Fund. There are no assurances that the Community Site will continue to attract such participation.

SHORT SALES. Although it is not currently a principal investment technique, the Fund may take short positions in securities. A short sale is the sale by the Fund of a security which has been borrowed from a third party in the expectation that the market price will drop. If the price drops, the Fund will make a profit by purchasing the security in the open market at a lower price. If the price rises, the Fund may have to cover its short position at a higher price, resulting in a loss. A short sale may be covered or uncovered. In a covered short sale, the Fund either borrows and sells the securities it already owns, or deposits in a segregated account liquid assets equal to the difference between the market value of the securities and the short sales price. Use of short sales is a speculative investment technique that has potentially unlimited risk of loss. Investment via short positions presents the risk that if the stock markets move against the short position, the Fund will be more susceptible to a sudden and significant decline in the net asset value of the Fund.

NEWLY ORGANIZED FUND AND ADVISER. The Fund, as well as the Adviser and its parent corporation's StockJungle.com website, are newly organized and are designed and created primarily for on-line investors. Although the Fund and the Adviser believe that investors' ability to access information and features via the website will provide investors a more complete and educational mutual fund experience than is generally available, this is a relatively new approach to mutual fund investing which is still evolving. The Fund commenced operations on its tax-free acquisition, in November 2000, of the assets and liabilities of the corresponding series of StockJungle.com Trust, a registered investment company for which the Adviser served as investment adviser, and which had the same investment objective, policies and strategies as the Fund. In April 2000, StockJungle.com Trust terminated operation of its S&P 500 Index Fund series, which did not attract sufficient investors to effectively track the performance of the S&P 500 Index. In addition, in January 2001, the Trust terminated operation of its StockJungle.com Market Leaders Fund and StockJungle.com Pure Play Internet Fund because neither Fund had attracted sufficient investors to appropriately diversify its holdings or operate at a reasonable expense ratio. The Adviser has indicated that its parent corporation is committed to provide sufficient capital to the Adviser to permit the Adviser to fulfill its obligations (including its expense reimbursement obligations) to the Fund; and that its parent corporation currently has sufficient assets to ensure that it can continue to provide any necessary additional capital through at least June 30, 2002. However, no assurance exists that in the long run the Fund will attract sufficient investors to operate effectively, or that in the long run the Adviser and its parent will be able to operate profitably and to continue to subsidize Fund expenses if necessary.

                                   MANAGEMENT

THE ADVISER

StockJungle.com Investment Advisors, Inc. has been retained under an Investment Advisory Agreement with the Trust to serve as the investment adviser to the Fund, subject to the authority of the Board of Trustees. The Adviser is a privately-held investment advisory and money management company, organized in November 1999 and registered as an investment adviser with the Securities and Exchange Commission. The Adviser's principal office is located at 5750 Wilshire Boulevard, Suite 560, Los Angeles, California 90036. The Adviser can also be contacted by telephone at 1-866-586-4538.

The Adviser provides the Fund with investment advice, supervises the Fund's management and investment programs, and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. For its services, the Fund pays the Adviser a monthly management fee based upon its average daily net assets at the annual rate of 1.00%.

PORTFOLIO MANAGERS

The Fund is co-managed by Mr. Michael Witz and Mr. Dan Lin. Mr. Witz founded the StockJungle.com community in 1998. He has served as CEO of StockJungle.com since its inception. Previously, he was a Senior Financial Analyst for Financial
Resource Group, LLC, an investment bank created in partnership with Inc. magazine. Prior to FRG, Mr. Witz was a principal of Natif, Inc., a new media development company that he joined in 1995. Mr. Witz graduated from University of California at Santa Barbara with a degree in History. He also studied at the Complutense University in Madrid, Spain. Mr. Lin joined StockJungle.com in September of 1999 and currently serves as Vice President of Technology. Mr. Lin is the technical architect of the StockJungle.com Community Portfolio Management platform. Previously he worked as a web developer and e-commerce consultant for several internet companies. Mr. Lin graduated from U.C.L.A. with a degree in Mathematics Applied Science.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

You may also buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next share price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker (or agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

BY CHECK

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight delivery (such as FedEx) it with a check (made payable to the StockJungle.com Community Intelligence Fund) to:

         StockJungle.com Community Intelligence Fund
         c/o Unified Fund Services, Inc.
         431 North Pennsylvania Street
         Indianapolis, IN 46204-1806

If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

If you are making an initial investment in the Fund through the Transfer Agent, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. You may also fax the Account Application to the Transfer Agent at 1-317-266-8756. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once you have faxed your new Account Application, you may instruct your bank to send the wire. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

         Fifth Third Bank
         ABA Routing #042000314
         StockJungle.comAccount #992-02883
         ffc: shareholder name and account number

If you are making a subsequent purchase, your bank should wire funds as indicated above. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-884-3147. Your bank may charge you a fee for sending a wire to the Fund.

AUTOMATIC INVESTMENT PLAN

For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLAN

The Fund offers individual retirement account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-877-884-3147. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the New York Stock Exchange ("NYSE") is open for business either directly to the Fund or through your investment representative, who may charge a fee for such services. You may pay a 1.00% redemption fee if you are redeeming shares that you purchased in the past ninety days. This fee is paid to the Fund. The Fund imposes this redemption fee in order to reduce the transactions costs and tax effects of a short-term investment in the Fund on the Fund's other shareholders.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Transfer Agent for details. You should send your redemption request to:

         StockJungle.com Community Intelligence Fund
         c/o Unified Fund Services, Inc.
         431 North Pennsylvania Street
         Indianapolis, IN 46204-1806

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. For example, your redemption may be delayed if you do not sign your written request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Although there is no minimum account size, the Fund in its sole discretion may redeem the shares in your account if the value of your account is less than $500. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Fund does not expect to do this except in unusual circumstances.

TELEPHONE ORDERS

If you complete the Order by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-877-884-3147 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. An order confirmation will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, funds will automatically be deducted from or deposited to the bank account you designated on your Account Application on the second business day via Automated Clearing House (ACH). If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Funds will be deposited to or transferred from the bank account you have designated on your Account Application.

Before acting upon an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone order that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

You may request telephone privileges after your account is opened by calling the Transfer Agent at 1-877-884-3147 for instructions. You may have difficulties in placing a telephone order during periods of abnormal market activity. If this occurs, you may place your order in writing. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION VIA ELECTRONIC DELIVERY

The Fund provides electronically delivered confirmations of all of your purchases or redemptions of Fund shares. In addition, you will receive electronically delivered account statements on a quarterly basis from the Fund. You will also receive various IRS forms via regular mail after the first of each year detailing important tax information and the Fund will supply electronically delivered annual and semi-annual reports that list securities held by the Fund and include its then current financial statements.

The Fund has been designed and created for investment by on-line investors. In order to keep cost to a minimum, shareholders in the Fund are requested to consent to the acceptance of all information about the Fund through access to the StockJungle.com website and electronic delivery. By investing in the Fund, shareholders consent to such delivery. Such shareholder information may, from time to time, include prospectuses, statements of additional information, proxy statements, financial reports, confirmations and financial statements. However, a shareholder may revoke this consent by written notice to the Fund (at the address on the last page of this Prospectus) and the Fund will deliver paper-based documents upon request by shareholders and reserves the right to deliver paper-based documents at no cost to the investor.

                             PRICING OF FUND SHARES

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the market price, or if unavailable, fair value, of the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset values of the Fund's shares are determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year end. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.
All distributions by the Fund will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment for the distribution.

                                   TAX STATUS

Distributions to shareholders by the Fund, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax at varying rates depending on whether such distributions are treated as ordinary income or capital gains distributions.

Any redemption of Fund shares is a taxable event that may result in a capital gain or loss. Before investing in the Fund, you should consult your tax adviser regarding the consequences of your local and state tax laws.

                           SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder services plan. This plan allows the Fund to pay shareholder servicing fees for services provided to shareholders. The plan provides for the payment of a shareholder servicing fee at the annual rate of 0.25% of the Funds' average daily net assets which are provided by the Adviser and by securities broker-dealers and other securities professionals. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of share charges.

                              FINANCIAL HIGHLIGHTS

This table shows the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during the period, assuming you had reinvested all dividends and distributions. This information has been audited by Arthur Andersen LLP, independent accountants. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request.

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED SEPTEMBER 30, 2000*

Net asset value, beginning of period ............................    $ 10.00
                                                                     -------

Income from investment operations:
   Net investment income (loss) .................................      (0.00)
   Net realized and unrealized gain (loss) on investments .......       5.41
                                                                     -------
Total from investment operations ................................       5.41
                                                                     -------

Net asset value, end of period ..................................    $ 15.41
                                                                     =======

Total return ....................................................      54.10%++

Ratios/supplemental data:
Net assets, end of period (millions) ............................    $   7.4

Ratio of expenses to average net assets .........................       0.99%+

Ratio of net investment income (loss) to average net assets .....      (0.06%)+

Portfolio turnover rate .........................................     217.59%++

----------
*   Commenced operations on November 17, 1999.
+   Annualized.
++  Not annualized.

                              FOR MORE INFORMATION

                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND
                    A SERIES OF TRUST FOR INVESTMENT MANAGERS

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports too shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL   INFORMATION  (SAI):  The  SAI  contains   additional
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. You may call the Fund toll-free at 1-877-884-3147 to request the SAI, the Fund's annual report, the Fund's semi-annual report, other information about the Funds, or make shareholder inquiries. The SAI is available, and the annual and semi-annual report will be made available, without charge on the Internet website at http://www.stockjungle.com.

You can also contact the Fund by writing to:

                           Unified Fund Services, Inc.
                          431 North Pennsylvania Street
                           Indianapolis, IN 46204-1806
                            Telephone: 1-877-884-3147

You can review and copy information, including the Fund's reports and SAI, at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Funds are also available:

     *    Free  of  charge  from  the   Commission's   EDGAR   database  on  the
          Commission's Internet website at http://www.sec.gov., or

     * For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

     * For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                             (The Trust's SEC Investment Company
                                                   Act file number is 811-09393)